UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2020

KKR & CO. INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200
New York, NY 10019
Telephone: (212) 750-8300
(Address, zip code, and telephone number, including
area code, of registrant's principal executive office.)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	KKR	New York Stock Exchange
6.75% Series A Preferred Stock	KKR PR A	New York Stock Exchange
6.50% Series B Preferred Stock	KKR PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02    Results of Operations and Financial Condition

On January 31, 2020, KKR & Co. Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2019.

The earnings release is furnished as Exhibit 99.1 to this Report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit furnished by this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
Exhibit 99.1	Earnings release of KKR & Co. Inc., dated January 31, 2020, announcing its results for the quarter and year ended December 31, 2019 (This exhibit is furnished and not filed)
Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.
Date:	January 31, 2020	By: /s/ Robert H. Lewin Name: Robert H. Lewin Title: Chief Financial Officer